Supplement Dated August 1, 2007
to the Prospectus Dated May 1, 2007
for the
ProtectiveValues® Advantage Variable Annuity
Issued by
Protective Life Insurance Company
and
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The section titled “Fees and Expenses” at page 4 of your Prospectus is changed as follows:

       Footnote 1 of the table titled “Owner Transaction Expenses” is deleted and is replaced in its entirety as follows:

(1) The Sales Charge percentage decreases at certain points as your Contract Value increases. (See “Charges and Deductions, Sales Charge.”) Your Purchase Payment may also qualify for a reduced sales charge percentage if you submit a Letter of Intent to make sufficient additional Purchase Payments within a certain period.

The following new sections are inserted at Page 49 of the Prospectus, immediately preceding the section entitled “Rights of Accumulation”:

Reducing your sales charge.

       You may qualify for a reduced sales charge percentage shown on the table above through our letter of intent program or our rights of accumulation program. We may modify, suspend or terminate these programs at any time. These programs may not be available in all states.

Letter of Intent.

       A letter of intent is your agreement to make Purchase Payments of a specified minimum aggregate amount within 13 months of your initial Purchase Payment. If the amount committed in your letter of intent entitles you to a reduced sales charge percentage, we will deduct sales charges on your Purchase Payments during the 13 month period as if the total amount of Purchase Payments to which you have committed had been paid in one lump sum. We will accept a letter of intent only at the time you apply for a Contract. Once we have accepted it, you may not modify or change a letter of intent. The letter of intent program is not available in the states of Oregon, Texas or Washington.

       If you do not make the aggregate Purchase Payments to which you committed in your letter of intent within the 13 month period, we will deduct from your Contract Value the difference between (1) the sales charges applicable to the actual breakpoint you reach during the period, and (2) the total sales charge you actually paid. If you exceed the aggregate Purchase Payments to which you committed in your letter of intent within the 13 month period and reach a breakpoint that would entitle you to a lower sales charge percentage, we will only apply the lower percentage to the first Purchase Payment that reaches the breakpoint and all subsequent Purchase Payments. We will not retroactively reduce sales charges on previous Purchase Payments.

       In the event that you make a full surrender of the Contract during the 13 month period, we will determine the aggregate Purchase Payments as of the time of surrender. If you have not made Purchase Payments in the aggregate amount committed in your letter of intent, we will deduct from your Contract Value the difference between (1) the sales charges applicable to the actual breakpoint you reached prior to surrender, and (2) the sales charge you actually paid.